UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2006

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RS GROUP OF COMPANIES, INC.

(Exact name of registrant as specified in its charter)

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FLORIDA	0-50046	65-1082128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 YORKLAND BLVD., SUITE 200, TORONTO, ON, CANADA M2J 5C1

(Address of Principal Executive Offices with Zip Code)

(416) 391-4223

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 2, 2006, Kenneth Min, President of RS Group of Companies, Inc. (the “Company”), gave notice to John Hamilton, Chief Executive Officer and Chairman of the Board of Directors of the Company, of his resignation, to be effective on June 30, 2006, expressing his desire to seek other opportunities and devote more time to his family.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibits.

Exhibit No.	Description
99.1

Letter of Resignation, effective June 30, 2006, of Kenneth Min as President of
RS Group of Companies, Inc., dated June 2, 2006, to John Hamilton,
Chief Executive Officer and Chairman of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RS GROUP OF COMPANIES, INC.
By:	/s/ KENNETH MIN
Name:	Kenneth Min
Title:	President

Date:   June 8, 2006

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